UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------

                Date of Report
                (Date of earliest
                event reported):        July 18, 2006


                          Journal Communications, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         1-31805                     20-0020198
---------------                 ----------------             -------------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
 incorporation)


                333 West State Street, Milwaukee, Wisconsin 53203
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 224-2616
                         -------------------------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.     Results of Operations and Financial Condition.
---------      ----------------------------------------------

     On July 18, 2006, Journal Communications, Inc. issued a press release announcing financial results for its second quarter ended June 25, 2006. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.
----------     ----------------------------------

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Not applicable.

               (d)  Exhibits.   The  following   exhibits  are  being  furnished
                    herewith:

                    (99) Press release of Journal  Communications,  Inc.,  dated
                         July 18, 2006.


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


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  JOURNAL COMMUNICATIONS, INC.


Date:  July 18, 2006                        By:   /s/ Paul M. Bonaiuto
                                                  ------------------------------
                                                  Paul M. Bonaiuto
                                                  Executive Vice President and
                                                   Chief Financial Officer

                          JOURNAL COMMUNICATIONS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                           Report Dated July 18, 2006


Exhibit No.
-----------

        (99) Press release of Journal Communications, Inc., dated July 18, 2006.


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